Contractual Obligations	12 Months Ended
Dec. 31, 2021
Contractual Obligations [Abstract]
Contractual obligations

NOTE 15: Contractual obligations

Thousands of $ For the years ended December 31	2021	2020
Outstanding commitments for future minimum rent payments, which fall due as follows:
Less than one year	215	113
Years 2-5	39	112
Total contractual obligations	254	225

For 2021 and 2020, we refer to note 10 and 14 for the lease liabilities subsequent adoption and application of IFRS 16.

Outstanding commitments for future minimum rent payments include rental fees related to leased facilities, and equipment for assets with a value below $5,000 or with short-term duration. These lease contracts can be terminated early with certain indemnity fees. All figures shown assume that the lease contracts will not be terminated early.